UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2020

Innovate Biopharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	INNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On December 6, 2019, Innovate Biopharmaceuticals, Inc. (the “Company”) disclosed that on December 4, 2019, it was notified by the Nasdaq Stock Market LLC ("Nasdaq") that for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). In addition, on December 4, 2019, the Company was also notified by Nasdaq that for the last 30 consecutive business days, the market value of the Company's listed securities has been below the minimum requirement of $35 million for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) and that the Company also did not meet the alternative requirements of Nasdaq Listing Rule 5550(b)(1), which would require the Company to have minimum stockholders' equity of $2.5 million, or Nasdaq Listing Rule 5550(b)(3), which would require the Company to have had net income from continuing operations of at least $500,000 in its latest fiscal year or in two of its last three fiscal years.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A) and Nasdaq Listing Rule 5810(c)(3)(C), Nasdaq informed the Company that it had a compliance period of 180 calendar days, or until June 1, 2020, to regain compliance with Rules 5550(a)(2) and 5550(b)(2).

On April 20, 2020, Nasdaq informed the Company that given the extraordinary market conditions, Nasdaq has determined to toll the compliance periods for bid price and market value of publicly held shares (“MVPHS”) requirements (collectively, the “Price-based Requirements”) through June 30, 2020. Accordingly, since the Company had 46 calendar days remaining in its bid price compliance period as of April 16, 2020, it will, upon reinstatement of the Price-based Requirements, still have 46 calendar days from July 1, 2020, or until August 17, 2020, to regain compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovate Biopharmaceuticals, Inc.

Date: April 21, 2020	By:	/s/ Edward J. Sitar
Edward J. Sitar
Chief Financial Officer